Reserves	12 Months Ended
Dec. 31, 2024
Disclosure of reserves within equity [abstract]
Reserves	Reserves
Currency translation reserve
The currency translation reserve represents the cumulative gains and losses on the retranslation of the Group’s net investment in foreign operations, net of the effects of hedging.
Fair value through other comprehensive income reserve
The fair value through other comprehensive income reserve represents the changes in the fair value of financial instruments accounted for at fair value through other comprehensive income investments since initial recognition.
Cash flow hedging reserve
The cash flow hedging reserve represents the cumulative gains and losses on effective cash flow hedging instruments that will be recycled to profit or loss when the hedged transactions affect profit or loss.
Own credit reserve
The own credit reserve reflects the cumulative own credit gains and losses on financial liabilities at fair value. Amounts in the own credit reserve are not recycled to profit or loss in future periods.
Other reserves and treasury shares
Other reserves relate to redeemed ordinary and preference shares issued by the Group.
Treasury shares relate to Barclays PLC shares held in relation to the Group’s various share schemes. These schemes are described in
Note 31. Treasury shares are deducted from shareholders’ equity within other reserves. A transfer is made to retained earnings in line with the vesting of treasury shares held for the purposes of share-based payments.

	2024	2023
	£m	£m
Currency translation reserve	3,625	3,671
Fair value through other comprehensive income reserve	(1,873)	(1,366)
Cash flow hedging reserve	(2,930)	(3,707)
Own credit reserve	(1,059)	(240)
Other reserves and treasury shares	1,769	1,565
Total	(468)	(77)